EXHIBIT 99.1

                               TEXACO CAPITAL INC.


                              OFFICERS' CERTIFICATE


         Pursuant to Section 2.02 of the Indenture dated as of August 24, 1984, as (1) supplemented and restated by the First Supplemental Indenture dated as of January 31, 1990, (2) amended by the First Supplement to the First Supplemental Indenture dated as of October 11, 1990, and (3) further amended by the Second Supplement to the First Supplemental Indenture, dated as of August 5, 1997, (as so supplemented and amended, the "Indenture") among Texaco Capital Inc., Texaco Inc., and The Chase Manhattan Bank, as Trustee (the "Trustee"), the undersigned officers of the Company hereby establish a Series of Securities having the following terms and provisions:

                  The Securities shall be designated "Series 1998 Medium-Term Notes" (the "Notes").

                  The aggregate principal amount of the Notes authorized to be authenticated and delivered at any one time, subject to Sections 2.10,
         2.11 and 2.14 of the Indenture, is limited to $500,000,000 in U.S. dollars or the equivalent in non-U.S. dollar denominated currencies or currency units.

                  Each Note may be denominated in authorized denominations in U.S. dollars, other currencies, European Currency Units or composite currencies (the "Specified Currency").

                  The Notes will be offered at varying maturities of nine months or more from their dates of issue and may be subject to redemption at the option of the Company or repayment at the option of the holder prior to maturity.

                  The authorized denominations of the Notes denominated in U.S. dollars will be U.S. $100,000 or any larger amount that is an integral multiple of U.S. $1,000. Unless otherwise specified, Notes denominated in a Specified Currency other than U.S. dollars will be issued in denominations of the equivalent of U.S. $100,000 (rounded down to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in New York City for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day (as defined below) immediately preceding the date of issuance; provided, however, in the case of ECUs, the Market Exchange Rate shall be the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the

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         European Communities, or any successor  publication,  on  the  Business
         Day immediately preceding the date of issuance.

                  The principal amount of a Note payable at maturity may be determined by either the relationship between a denominated currency and another currency or the relationship between the difference in the price of a specified commodity on certain specified dates or by reference to any other index.

                  Each Note will bear interest at a fixed rate, which may be zero in the case of certain Notes issued at a price representing a discount from the principal amount payable at maturity, or at a floating rate determined by reference to the CD Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR, the Treasury Rate, the Prime Rate, the CMT Rate, the Eleventh District Cost of Funds Rate, or any other Base Rate as adjusted by the Spread or Spread Multiplier, if any, applicable to such Note.

                  Each Note will be represented by either a global security registered in the name of a nominee of The Depository Trust Company, as Depository, or other depository, or a certificate issued in definitive form, as set forth in the applicable Pricing Supplement. Beneficial interests in Book-Entry Notes will be shown on, and transfers thereof will be effected only through, records maintained by the Depository and its participants.

                  Unless otherwise specified at the time of the issuance and sale of the Note, interest on each fixed rate note will accrue from its date of issue and will be payable semi-annually and at maturity, and interest on each floating rate note will accrue from its date of issue and will be payable monthly, quarterly, semi-annually or annually, and at maturity. The record date with respect to any interest payment date shall be the date fifteen calendar days (unless otherwise specified at the time of the issuance) immediately preceding such interest payment date whether or not such date shall be a business day.

                  Unless otherwise specified at the time of the issuance and sale of the Note, payments in U.S. dollars of interest on Notes (other than interest payable at maturity or upon earlier redemption or repayment) will be made by mailing a check to the holder at the address of such holder appearing on the Register on the applicable record date. Notwithstanding the foregoing: (a) the Depository, as holder of the book-entry note shall be entitled to receive payments of interest by wire transfer of immediately available funds; and (b) a holder of U.S. $10,000,000 or more in aggregate principal amount of certificated notes of like tenor and terms (or a holder of the equivalent thereof in a Specified Currency other than U.S. dollars) shall be entitled to receive such payments in U.S. dollars by wire transfer of immediately available funds, but only if appropriate payment instructions have been received in writing by the Paying Agent not less than fifteen days prior to the applicable Interest Payment Date. Unless otherwise specified at the time of

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         issuance  and  sale of a Note,  principal  and any premium and interest payable at maturity or upon earlier redemption or repayment in respect of a Note will be paid in immediately available funds upon surrender of such Note at the office of the Paying Agent.

                  The Company has initially appointed The Chase Manhattan Bank, 450 West 33rd Street, New York, NY 10001 as Paying Agent.

                  Each Note will indicate either that such Note cannot be redeemed prior to maturity or that such Note will be redeemable at the option of the Company on a date or dates specified prior to maturity at a price or prices determined at the time of issuance together with accrued interest to the date of redemption. Unless otherwise specified at the time of issuance, the Notes will not be subject to any sinking fund requirements. The Company may redeem any of the Notes which are redeemable and remain outstanding either in whole or from time to time in part, upon not more than 60 days' notice. If less than all of the Notes with like tenor and terms are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

                  The due and punctual payment of the principal of, (and premium, if any), and interest, if any, on each Note, when and as the same shall become due and payable, whether at maturity or upon redemption, declaration or otherwise, shall be unconditionally guaranteed by Texaco Inc.

                  Although the Indenture provides that the Company may terminate its obligations with respect to any Series of Securities by making certain deposits with the Trustee, the Notes shall provide that the Company will not exercise any such right with respect to the Notes.

                  At the time of the issuance of each Note, any of the Chairman of the Board, the President, the Vice Presidents or the Treasurer (the "Company Officers") who is acting with respect to such issuance shall determine the terms of such Note provided that the Company Officer acting shall determine (taking into consideration any other contractual arrangements that may be in place, if any) with respect to such Notes that: (i) the aggregate principal amount of Notes issued does not exceed Five Hundred Million Dollars (or the equivalent in non-U.S. dollar-denominated currencies or currency units); and (ii) the all-in-interest cost shall not exceed 9%, such determination to be conclusively evidenced by the issuance of such Notes.


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                  The  Notes   shall  be  in  the  form  of  Exhibit  C  to  the
         Distribution Agreement attached as Exhibit 1.2 to the Company's and Texaco Inc.'s Registration Statement on Form S-3, filed with the Securities and Exchange Commission on February 18, 1998, Registration Nos. 333-46527 and 333-46527-01, effective February 26, 1998.

                  Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Indenture and the Notes.


                                                            J. F. Link
                                                             Chairman


                                                           R. C. Gordan
                                                             Treasurer


         Dated:   March 4, 1998



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